TOUCHSTONE FUNDS GROUP TRUST
Touchstone Ultra Short Duration Fixed Income Fund (the “Fund”)
Supplement dated August 24, 2023, to the Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”), each dated January 27, 2023, as may be amended or supplemented from time to time
Reduction in Advisory Fee
The Board of Trustees of the Touchstone Funds Group Trust (the “Trust”), including those Trustees who are not “interested persons” of the Trust as such term is defined in the Investment Company Act of 1940, as amended, has approved a reduction in the Fund’s advisory fee.
Effective September 1, 2023, the Fund will pay its investment adviser, Touchstone Advisors, Inc. (the “Adviser”), an advisory fee at an annualized rate of 0.18% on the first $500 million of assets and 0.16% on assets over $500 million. Prior to September 1, 2023, the Fund paid the Adviser an advisory fee at an annualized rate of 0.25% on all assets. The Fund’s advisory fee is accrued daily and paid monthly, based on the Fund’s average net assets during the month.
Operating Expense Reduction
Effective September 1, 2023, the Adviser has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.65%, 1.15%, 0.90%, 0.40%, 0.65% and 0.35% of average daily net assets for Classes A, C, S, Y, Z and Institutional Class shares, respectively. This contractual expense limitation agreement will be effective through September 29, 2024. Prior to September 1, 2023, the Fund’s contractual expense limitations were 0.69%, 1.19%, 0.94%, 0.44%, 0.69% and 0.39% of average daily net assets for Classes A, C, S, Y, Z and Institutional Class shares, respectively.
Accordingly, the Annual Fund Operating Expense table and the Expense Example in the Summary Prospectus and in the summary section of the Prospectus are hereby restated to reflect changes to “Management Fees” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement”:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class S	Class Y	Class Z	Inst. Class
Management Fees	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	0.75%	0.50%	None	0.25%	None
Other Expenses	0.24%	0.48%	0.24%	0.25%	0.29%	0.21%
Total Annual Fund Operating Expenses	0.67%	1.41%	0.92%	0.43%	0.72%	0.39%
Fee Waiver and/or Expense Reimbursement(1)	(0.02)%	(0.26)%	(0.02)%	(0.03)%	(0.07)%	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.65%	1.15%	0.90%	0.40%	0.65%	0.35%
(1) Touchstone Advisors, Inc. (the “Adviser” or “Touchstone Advisors”) and Touchstone Funds Group Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.65%, 1.15%, 0.90%, 0.40%, 0.65%, and 0.35% of average daily net assets for Classes A, C, S, Y, Z and Institutional Class shares, respectively. This contractual expense limitation is effective through September 29, 2024, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Assuming Redemption at End of Period						Assuming No Redemption
	Class A	Class C	Class S	Class Y	Class Z	Institutional Class	Class C
1 Year	$265	$217	$92	$41	$66	$36	$117
3 Years	$408	$421	$291	$135	$223	$121	$421
5 Years	$564	$746	$507	$238	$394	$215	$746
10 Years	$1,016	$1,668	$1,129	$539	$888	$489	$1,668
There are no additional changes to the Summary Prospectus, Prospectus or SAI except those described herein. These changes will also be reflected in an updated Summary Prospectus for the Fund.
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Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.
P.O. Box 534467 Pittsburgh, PA 15253-4467
Ph: 800.543.0407 TouchstoneInvestments.com
Touchstone Mutual Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group
Please retain this Supplement for future reference.

TSF-56-TFGT-TSDOX-S2-2308